UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2007

PAYMENT DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30152	98-0190072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 SAN PEDRO, SUITE 120, SAN ANTONIO, TEXAS 78216

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (210)  249-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 1, 2007, we sold 5,000,000 shares of restricted common stock to Robert D. Evans for a total offering price of $500,000 pursuant to a Stock Purchase Agreement. The shares were sold in accordance with Rule 506 of Regulation D under the Securities Act of 1933, as amended, in that:

•

the sales were made to an accredited investor, as defined in Rule 501;

•

we gave the purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which we possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished;

•

at a reasonable time prior to the sale of securities, we advised the purchaser of the limitations on resale in the manner contained in Rule 502(d)2;

•

neither we nor any person acting on our behalf sold the securities by any form of general solicitation or general advertising; and

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we exercised reasonable care to assure that the purchaser of the securities is not an underwriter within the meaning of Section 2(a)(11) of the Securities Act of 1933 in compliance with Rule 502(d).

Item 8.01  Other Events.

On February 28, 2007, we amended the terms of our Common Stock Rights Agreement between us and American Stock Transfer & Trust Company, as Rights Agent. We amended the definition of an Acquiring Person in the Rights Agreement to mean any Person who or which shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding and amended the definition of Purchase Price in the Rights Agreement to be $0.10 for each share of Common Stock issued pursuant to the exercise of a Right.

The foregoing description  of  the  terms and conditions of the Rights Agreement is qualified  in  its  entirety  by,  and  made  subject  to,  the more  complete information set forth in the Rights Agreement between the Company and American Stock Transfer & Trust Company included on this Form 8-K as Exhibit 4.1 and  incorporated  herein by  reference.

This  report  contains  forward-looking  statements  that  involve  risks  and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend,"  "expect,"  "anticipate,"  "plan," and similar expressions to identify forward-looking statements.  You should  not  place  undue  reliance  on these forward-looking  statements.  Our  actual  results  could differ materially from those anticipated  in the forward-looking statements for many reasons including our  ability  to  implement  our  business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability  to  broaden  our  customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels  of  activity,  performance  or achievements  may not meet these expectations. We do not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in our expectations, except as required  by  law.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.

DOCUMENT DESCRIPTION

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4.1

Rights Agreement between the Company and American Stock Transfer & Trust Company, dated February 28, 2007 (filed herewith).

10.1

Stock Purchase Agreement between the Company and Robert D. Evans, dated March 1, 2007 (filed herewith).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payment Data Systems, Inc.

Date March 5, 2007	/s/ Michael R. Long
Michael R. Long
Chief Executive Officer and Chief Financial Officer